UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

SERVICE TEAM INC.

(Exact name of registrant as specified in its charter)

Wyoming	61-1653214
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

18482 Park Villa Place, Villa Park, California	92861
(Address of principal executive offices)	(Zip Code)

(714) 538-5214

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [_]

Item 5.02 Departure of Directors of Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Effective May 6, 2019, the Board of Directors of Service Team Inc accepted the resignation of Robert L. Cashman from the position of President, Secretary and a member of the Board of Directors.

Effective May 6, 2019, the Board of Directors of Service Team Inc unanimously elected Karen J. Fowler as President, Secretary, and a member of the Board of Directors of Service Team Inc.

The written communication received from Mr. Robert L. Cashman is filed as an Exhibit to this current report on form 8-K

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements N/A

(b) Pro Forma Financial Statements N/A

(c) Exhibits

17.5 Correspondence from Mr. Cashman dated May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2019

Service Team Inc.
By:	/s/ Karen J.Fowler
Name:	Karen J. Fowler
Title:	President